As filed with the Securities and Exchange Commission on December 30, 2004
                      Registration Nos. 33-12179/ 811-5040


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 23


                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 26


                      TOTAL RETURN U.S. TREASURY FUND, INC.
                         535 Madison Avenue, 30th Floor
                            New York, New York 10022
                                 (212) 446-5600

                                 R. Alan Medaugh
                         535 Madison Avenue, 30th Floor
                               New York, NY 10022

                                   Copies to:

                               Edward J. Veilleux
                           EJV Financial Services LLC
                               5 Brook Farm Court
                              Hunt Valley, MD 21030

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:


 [ ]    immediately  upon  filing  pursuant  to Rule 485,  paragraph  (b)(1)
 [ ]    on _________________ pursuant to Rule 485, paragraph (b)(1)
 [X]    60 days after filing pursuant to Rule 485, paragraph  (a)(1)
 [ ]    on _________________ pursuant to Rule 485, paragraph (a)(1)
 [ ]    75 days after filing pursuant to Rule 485, paragraph (a)(2)
 [ ]    on _________________ pursuant to Rule 485, paragraph (a)(2)
 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of series being registered: Total Return U.S. Treasury Fund.

ISI TOTAL RETURN U.S. TREASURY FUND SHARES
535 Madison Avenue, 30th Floor
New York, New York 10022
For information call (800) 955-7175


         This mutual fund (the "Fund") seeks to achieve a high level of total return with relative stability of principal and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury ("U.S. Treasury Securities").

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy the Fund's shares ("Shares") through the Fund's Transfer Agent. (See the section entitled "How to Buy Shares.")


                                TABLE OF CONTENTS


PAGE

Investment Summary ............................................................1


Fees and Expenses of the Fund .................................................4

Investment Program ............................................................5

The Fund's Net Asset Value ....................................................5

How to Buy Shares .............................................................6

How to Redeem Shares ..........................................................7

Telephone Transactions ........................................................8

Sales Charges .................................................................9

Dividends and Taxes ..........................................................10

Investment Advisor ...........................................................11

Other Service Providers ......................................................11

Financial Highlights .........................................................12


Application .................................................................A-1




   THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER APPROVED NOR DISAPPROVED
    THESE SECURITIES NOR HAS IT PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is March 1, 2005.

INVESTMENT SUMMARY

OBJECTIVES AND STRATEGIES


         The Fund seeks to achieve a high level of total return with relative stability of principal and, secondarily, high current income consistent with an investment in U.S. Treasury Securities. The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities. In selecting investments for the Fund, the Fund's investment advisor (the "Advisor") may take full advantage of the entire range of maturities offered by U.S. Treasury Securities. The Advisor will consider both a security's yield and its potential for capital gains resulting from changes in interest rates.


RISK PROFILE

         The Fund may be suited for you if you are seeking high total return, but you also desire the safety of an investment in U.S. Treasury Securities.

         The value of an investment in the Fund will vary from day-to-day based on changes in the prices of the U.S. Treasury Securities in the Fund's portfolio. The prices of the U.S. Treasury Securities will respond to economic and market factors, especially interest rate changes. In general, a change in interest rates will cause an inverse change in the value of U.S. Treasury Securities.

         INTEREST RATE RISK. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

         MATURITY RISK. Longer-term securities are generally more volatile (i.e., experience greater price fluctuations), so the average maturity or duration of these securities affects risk. Therefore, price fluctuations will generally be greater at times when the Fund's average maturity is longer.

         STYLE RISK. The success of the Fund's investment approach will depend on the Advisor's ability to anticipate the direction of interest rates.

         Because U.S. Treasury Securities are among the safest fixed income investments, their yields are generally lower than the yields available from some other fixed income securities.

         If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PORTFOLIO HOLDINGS

         A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.


FUND PERFORMANCE

         The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. The bar chart and table provide an historical record, and do not necessarily indicate how the Fund will perform in the future.

                        FOR THE YEARS ENDED DECEMBER 31,

[EDGAR PRESENTATION OF CHART
1995    21.69%
1996     0.20%
1997    10.62%
1998    10.80%
1999    -5.67%
2000    15.80%
2001     4.20%
2002    12.06%
2003    1.79%
2004]

* The bar chart does not reflect sales charges or the effect of any taxes on distributions. If it did, returns would have been less than those shown.

During the 10-year period shown in the bar chart, the highest return for a quarter was 8.34% (quarter ended 9/30/02) and the lowest return for a quarter was -4.70% (quarter ended 3/31/96).

The following table compares the Fund's average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Fund shares for the periods ended December 31, 2004 to the Lehman Brothers Intermediate Treasury Index, the Lehman Brothers Treasury Index, and the Lehman Brothers Long-Term Treasury Index. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)



                                                1 YEAR     5 YEARS    10 YEARS
RETURN BEFORE TAXES(1)
RETURN AFTER TAXES ON DISTRIBUTIONS(1), (2)
RETURN AFTER TAXES ON DISTRIBUTIONS
  AND SALE OF FUND SHARES(1), (3)

--------------------------------------------------------------------------------
LEHMAN BROTHERS INTERMEDIATE TREASURY
INDEX(4)
LEHMAN BROTHERS TREASURY INDEX(4)
LEHMAN BROTHERS LONG-TERM TREASURY INDEX(4)


(1) These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
(2) The Return After Taxes on Distributions assumes that the investor held Fund Shares throughout the period and was taxed on distributions during the period.
(3) The Return After Taxes on Distributions and Sale of Fund Shares assumes that the investor sold the Fund Shares at the end of the period and was taxed on both the distributions paid during the period and the capital gains realized from the sale of the Fund shares.
(4) The Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long-Term Treasury Index reflect the performance of U.S. Treasury Securities in their respective sectors. The Lehman Brothers Treasury Index is a general index that reflects the performance of all public obligations and does not focus on any one particular segment of the Treasury market. These indices are passive measurements of U.S. Treasury Securities' performance. They do not factor in the costs of buying, selling and holding securities-costs that are reflected in the Fund's results. The average annual total returns for these indices do not reflect deductions for fees, expenses or taxes.

After-tax returns are calculated using the highest historic individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares.

     SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
     Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                      3.00%
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                               None
     Maximum Deferred Sales Charge (Load)                                                                      None
     Redemption Fee                                                                                            None
     Exchange Fee                                                                                              None
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
     Management Fees                                                                                            0.23%
     Distribution and/or Service (12b-1) Fees                                                                   0.25%
     Other Expenses                                                                                             %
                                                                                                                -
     Total Annual Fund Operating Expenses                                                                       %


EXAMPLE:

         This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

          1 YEAR         3 YEARS        5 YEARS          10 YEARS
             $              $              $                 $



         Federal regulations require that the Example reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled "Sales Charges.") If you hold Shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM

INVESTMENT OBJECTIVES, POLICIES AND
RISK CONSIDERATIONS

         The Fund's investment objectives are to seek a high level of total return with relative stability of principal and, secondarily, high current income consistent with an investment in U.S. Treasury Securities.

         The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities. The Advisor buys and sells securities for the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in selecting investments, the Advisor will consider both yield and a security's potential for capital gains resulting from possible changes in interest rates.


         When choosing the Fund's investments, the Advisor may take full advantage of the entire range of maturities offered by U.S. Treasury Securities. At certain times, the average maturity of the U.S. Treasury Securities held by the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). The portfolio's average maturity will depend on the Advisor's assessment of both the relative yields available on securities of different maturities and future changes in interest rates. In determining which direction interest rates are likely to move, the Advisor relies on the forecast of its chairman, Edward S. Hyman. Mr. Hyman has been rated a "first team" economist by the periodical INSTITUTIONAL INVESTOR in each of the last 24 years. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. The Fund also may invest in repurchase agreements. Under the terms of a repurchase agreement, the Fund agrees to purchase U.S. Treasury Securities from a bank or broker-dealer subject to an agreement that the bank or broker-dealer will repurchase the securities at an established time and price.


         An investment in the Fund involves risk. U.S. Treasury Securities are subject to interest rate risk. The value of U.S. Treasury Securities changes as interest rates fluctuate. This is especially true for securities with longer maturities. The value of the Fund's Shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer. There can be no assurance that the Advisor's economic analyses will accurately predict interest rate trends or that the portfolio strategies based on Mr. Hyman's economic analyses will be effective. The Fund may engage in frequent trading of securities to achieve its investment objectives. Higher portfolio turnover may cause the Fund to incur additional transaction costs.

THE FUND'S NET ASSET VALUE


         The price you pay when you buy Shares or receive when you redeem Shares is based on the Fund's net asset value per share. When you buy Shares, the price you pay may be increased by a sales charge. See the section entitled "Sales Charges" for details on how and when this charge may or may not be imposed.


         The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern
Time), it could be earlier, particularly on the day before a holiday. Contact the Fund's Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share is calculated by subtracting the Fund's liabilities from its assets and dividing the result by the number of the outstanding Shares.


In valuing its assets, the Fund prices its investments at their market value. The Fund values securities at fair value pursuant to procedures adopted by the Fund's Board pf Directors if market quotations are not readily available or unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its NAV.

         You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is received by the Fund or its agents in proper form before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is received after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share. The Fund will accept purchase and sale orders even if the New York Stock Exchange is closed, provided that the "Fed wire" is open, the Treasury market is open and the Fund's management believes there is adequate liquidity. You should contact your shareholder servicing agent or securities dealer to ensure that it can process your transactions in a timely fashion.


         The Fund may not accept exchanges from other funds unless the New York Stock Exchange is open.

         The following sections describe how to buy and redeem Shares.

HOW TO BUY SHARES

         You may buy Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. You may also buy Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         The Fund reserves the right to refuse any purchase (including exchange) request, particularly those requests that could adversely affect the Fund or its operations. This includes, but is not limited to, requests from any individual or group who the Fund, in its sole discretion, believes to be involved in excessive trading.

CUSTOMER IDENTIFICATION AND VERIFICATION

         To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

         When you open an account with the Fund, you will be asked for your name, address, date of birth, and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

         Once it is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated. The Fund will then attempt to verify your identity using the information you supply and other information about you from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies. The Fund may reject your application under its Anti-Money Laundering Program. In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Such documents will be used solely to verify your identity and the Fund has no obligation to observe, monitor or enforce the terms of any such document.

         The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, it reserves the right to close your account at the net asset value next calculated after the Fund decides to close your account and to remit proceeds to you with a check, the Fund will not send you a check for the proceeds of the redemption until it has verified that your check has cleared. You may experience either a gain or loss on such redemption of your shares and will be subject to any related taxes.account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes.

         The Fund may reject your application under its Anti-Money Laundering Program. Under this program your money may be returned to you if your account is closed at the request of governmental or law enforcement authorities.



LIMITATIONS ON FREQUENT PURCHASES

         The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund may interfere with management of the Fund's portfolio and result in increased costs.

As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

         Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity occurring within five business days. If short-term trading trends are detected, appropriate course of action is taken. The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.


INVESTMENT MINIMUMS

     Your initial investment must be at least $5,000 unless you are investing in an individual retirement account (IRA) or a qualified retirement plan. Your initial investment may be as low as $1,000 if you are investing in an indvidual retirement account (IRA) or a qualified retirement plan. Subsequent investments must be at least $250 unless you are a current participant in the Automatic Investing Plan.

AUTOMATIC INVESTING PLAN

     The Automatic Investing Plans is closed to new participants. If you are a current participant in the Automatic Investing Plan, your subsequent investments may be as low as $100.


DIVIDEND REINVESTMENT PLAN

         Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds in the ISI family of funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

HOW TO REDEEM SHARES


         You may redeem all or part of your investment through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem your Shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. Under normal circumstances, the Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled "Telephone Transactions" for more information on this method of redemption.


          Your securities dealer, your servicing agent or the Transfer Agent may require specific documents such as those listed below, before they redeem your Shares.

1) A letter of instructions specifying your account number and the number of Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Shares exactly as their names appear on the account.

2) In certain circumstances, a guarantee of your signature. You can obtain one from most banks or securities dealers, but not from a notary.

3) Any stock certificates representing the Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

         Any dividends payable on Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Shares by that time, the dividend will be paid to you in cash, whether or not that is the payment option you have selected. If you recently purchased your Shares by check, redemption proceeds may not be available until your check has cleared.

         SMALL ACCOUNTS If you redeem sufficient shares to reduce your investment to $1,000 or less, the Fund has the power to redeem your remaining shares after giving you 60 days' notice.

         REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur when the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

         SYSTEMATIC WITHDRAWAL PLAN If you own Shares having a value of at least $10,000, you may arrange to have some of your Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS

         If your Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another ISI fund by calling the Transfer Agent on any Business Day between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

         During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES

PURCHASE PRICE

         The price you pay to buy shares of the Fund is the offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price is based on the following schedule:

                                                                 SALES CHARGE AS % OF
                                                                                 NET
                                                               OFFERING         AMOUNT
AMOUNT OF PURCHASE                                               PRICE          INVESTED
------------------                                               -----          --------
Less than     $  100,000...........................              3.00%          3.09%
$  100,000 -  $  249,999...........................              2.50%          2.56%
$  250,000 -  $  499,999...........................              2.00%          2.04%
$  500,000 -  $  999,999...........................              1.50%          1.52%
$1,000,000 -  $1,999,999...........................              0.75%          0.76%
$2,000,000 -  $2,999,999...........................              0.50%          0.50%
$3,000,000 -  and over.............................              None            None

         The sales charge you pay on a purchase of shares may be reduced under the circumstances listed below. Certain restrictions may apply for shares purchased through a special offer.


RIGHTS OF ACCUMULATION. If you are purchasing additional Shares of this Fund or ISI Shares of Managed Muncipal Fund, Inc., ISI Shares of ISI Strategy Fund, Inc., or ISI Class A Shares of North American Government Bond Fund, Inc. ("Other ISI Funds"), you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation. For instance, you must be able to provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages) and the following additional information, as applicable, regarding these accounts:


1) Information or records regarding Fund and Other ISI Fund shares held in all accounts in your name at the transfer agent.

2) Information or records regarding Fund and Other ISI Fund shares held in all accounts in your name at another financial intermediary.

3) Information or records regarding Fund and Other ISI Fund shares held in all accounts in the name of your spouse or children at the transfer agent or another financial intermediary.

Since existing investments will be valued at the higher of cost or current value, you should retain records that would substantiate the historical costs of your investments in the Fund and in the Other ISI Funds.


         LETTER OF INTENT. If you anticipate making additional purchases of Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Shares you own will be redeemed to pay this difference.

     PURCHASES AT NET ASSET VALUE. You may buy Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.


2) If you are exchanging an investment in another ISI fund for an investment in this Fund (see the section entitled "Purchases by Exchange" for a description of the conditions).


3) If you are a current or retired Director of this or any affiliated Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund's administrator, or a broker-dealer authorized to sell Shares.

4) If you purchase Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing Shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.


         Sales charge information regarding the Fund is not available on the Fund's website as the Fund does not have a website.


PURCHASES BY EXCHANGE

         You may exchange ISI Shares of Managed Municipal Fund, Inc., ISI Shares of ISI Strategy Fund, Inc., or ISI Class A Shares of North American Government Bond Fund, Inc. for an equal dollar amount of Shares without payment of the sales charges described above or any other charge up to four times a year. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption, provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your Shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

         The price you receive when you redeem Shares will be the net asset value per share.

DISTRIBUTION PLAN

         The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its Fund Shares and for shareholder service. The Fund pays an annual distribution fee equal to 0.25% of its average daily net assets. Because this fee is paid out of net assets on an on-going basis, it will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of dividends that are declared daily and paid monthly at a rate approved by the Fund's Board of Directors and to distribute taxable net capital gains at least annually.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following summary is based on current tax laws, which may change.

         The Fund expects that its distributions will primarily consist of ordinary income and capital gains. The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation, whether or not you reinvest them. Income and short-term capital gain distributions are generally taxable at ordinary income tax rates. Long-term capital gain distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange or redemption of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Shares for shares of a different ISI fund is the same as a sale.

         More information about taxes is in the Statement of Additional Information. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.


INVESTMENT ADVISOR


         International Strategy & Investment Inc. ("ISI" or the "Advisor") is the Fund's investment advisor. ISI is also the investment advisor to ISI Strategy Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. These funds, together with the Fund, had approximately $___ million in net assets as of December 31, 2004.

         As compensation for its services for the fiscal year ended October 31, 2004, ISI received from the Fund a fee equal to 0.23% of the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.20% of the first $100 million, 0.18% of the next $100 million, 0.16% of the next $100 million, 0.14% of the next $200 million and 0.12% of the amount over $500 million. In addition, the Fund pays ISI 1.50% of the Fund's gross interest income.


PORTFOLIO MANAGERS

         Edward S. Hyman, Chairman of ISI and the Fund, and R. Alan Medaugh, President of ISI and the Fund, have shared direct portfolio management responsibility for the Fund since its inception. Mr. Hyman and Mr. Medaugh founded ISI in 1991.

         Mr. Hyman is responsible for developing the forecasts and economic analyses on which the selection of investments in the Fund's portfolio of U.S. Treasury Securities are based. (See the section entitled "Investment Program.") Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical INSTITUTIONAL INVESTOR which rates analysts and economists on an annual basis, has rated Mr. Hyman as a "first team" economist, which is its highest rating, in each of the last 24 years.

Mr. Medaugh is responsible for the day-to-day management of the Fund's portfolio of U.S. Treasury Securities. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

OTHER SERVICE PROVIDERS

Forum Administrative Services, LLC provides administration services to the Fund. Forum Shareholder Services, LLC is the Fund's transfer and dividend disbursing agent, and Forum Accounting Services, LLC is the Fund's fund accountant.

FINANCIAL HIGHLIGHTS


         The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2004, 2003, 2002 and 2001 has been audited by ___________________, whose report, along with the Fund's financial statements, is included in the October 31, 2004 Annual Report, which is available upon request. For the other periods, the Fund's financial highlights were audited by other auditors.



                                                                        FOR THE YEARS ENDED OCTOBER 31,
                                                           2004         2003         2002         2001          2000
                                                           ----         ----         ----         ----          ----

PER SHARE OPERATING PERFORMANCE:

     Net asset value, beginning of year                                $ 10.18      $ 10.20      $ 9.57        $ 9.35
                                                                       -------      -------      ------        ------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

     Net investment income                                              0.23         0.35         0.45          0.50
     Net realized and unrealized gain (loss)
          on investments                                                0.01         0.20         0.82          0.38
                                                                        ----         ----         ----          ----
     Total from investment operations                                   0.24         0.55         1.27          0.88
                                                                        ----         ----         ----          ----

LESS DISTRIBUTIONS FROM:
     Net investment income and short-term

          capital gains                                                (0.50)       (0.53)       (0.45)        (0.50)
     Net realized long-term capital gains                                 -         (0.04)            -             -
     Tax return of capital                                                -            -         (0.19)        (0.16)
                                                                          -            -         ------        ------
     Total distributions                                               (0.50)       (0.57)       (0.64)        (0.66)
                                                                       ------       ------       ------        ------
     Net asset value, end of year                                      $ 9.92       $ 10.18      $ 10.20       $ 9.57
                                                                       ======       =======      =======       ======
TOTAL RETURN1)                                                          2.30%        5.78%       13.57%        9.49%

SUPPLEMENTAL DATA AND RATIOS:

       Net assets, end of year (000s)                                 $229,027     $262,928     $149,588      $136,728
       Ratios to average daily net assets:
         Net investment income                                          2.50%        3.64%        4.51%        5.10%
     Expenses                                                           0.67%        0.74%        0.78%        0.82%
     Portfolio turnover rate                                            125%         129%          61%          15%


1    Total return excludes the effect of sales charges.

                    ISI TOTAL RETURN US TREASURY FUND SHARES

                               INVESTMENT ADVISOR
                    INTERNATIONAL STRATEGY & INVESTMENT INC.
                         535 Madison Avenue, 30th Floor
                               New York, NY 10022



                      ADMINISTRATOR                       DISTRIBUTOR
                   FORUM ADMINISTRATIVE             INTERNATIONAL STRATEGY &
                      SERVICES, LLC                  INVESTMENT GROUP INC.
                   Two Portland Square            535 Madison Avenue, 30th Floor
                    Portland, ME 04101                 New York, NY 10022
                                                         (800) 955-7175

                      TRANSFER AGENT                  INDEPENDENT AUDITORS
             FORUM SHAREHOLDER SERVICES, LLC
                   Two Portland Square
                    Portland, ME 04101
                      (800) 882-8585

                        CUSTODIAN                         FUND COUNSEL
                THE NORTHERN TRUST COMPANY          KRAMER LEVIN NAFTALIS &
                 50 South LaSalle Street                  FRANKEL LLP
                    Chicago, IL 60675                   919 Third Avenue
                                                           New York, NY 10022

                                       ISI
                                  TOTAL RETURN
                                  U.S. TREASURY
                                   FUND SHARES

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 955-7175:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

         In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call (202) 942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175 or your securities dealer or servicing agent.




                    Investment Company Act File No. 811-5040

                       STATEMENT OF ADDITIONAL INFORMATION


--------------------------------------------------------------------------------


                      TOTAL RETURN U.S. TREASURY FUND, INC.

                         535 Madison Avenue, 30th Floor
                            New York, New York 10022


--------------------------------------------------------------------------------





   THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS. THE AUDITED FINANCIAL STATEMENTS
  FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED
INTO THIS STATEMENT OF ADDITIONAL INFORMATION. A COPY OF THE PROSPECTUS AND THE
 ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR BY WRITING OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP INC., 535 MADISON
         AVENUE, 30TH FLOOR, NEW YORK, NEW YORK 10022, (800) 955-7175.





            Statement of Additional Information Dated: March 1, 2005


                                       for

                   ISI Total Return U.S. Treasury Fund Shares

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION AND HISTORY................................................1
INVESTMENT OBJECTIVES AND POLICIES.............................................1
INVESTMENT RESTRICTIONS........................................................3
VALUATION OF SHARES AND REDEMPTIONS............................................4
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS...........................5
MANAGEMENT OF THE FUND.........................................................8
INVESTMENT ADVISORY AND OTHER SERVICES........................................13
ADMINISTRATION................................................................14
DISTRIBUTION OF FUND SHARES...................................................15
PORTFOLIO HOLDINGS............................................................19
BROKERAGE.....................................................................19
CAPITAL SHARES................................................................20
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS........................................21
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES.............................21
INDEPENDENT AUDITORS..........................................................23
LEGAL MATTERS.................................................................23
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................23
FINANCIAL STATEMENTS..........................................................24

GENERAL INFORMATION AND HISTORY


         Total Return U.S. Treasury Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with information concerning the activities of the company being considered for investment. The Fund currently offers one class of shares:
ISI Total Return U.S. Treasury Fund Shares (the "Shares").

         The Fund's Prospectus contains important information concerning the class of shares offered thereby and the Fund, and may be obtained without charge from International Strategy & Investment Group Inc., the Fund's distributor (the "Distributor"), at (800) 955-7175, or from Participating Dealers (as defined below) that offer shares of the Fund to prospective investors. A Prospectus may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information ("SAI") is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this SAI omit certain information about the Fund and its business that is contained in the Registration Statement about the Fund and its shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on June 3, 1988. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares under the Securities Act of 1933, as amended (the "1933 Act"), and began operations on August 10, 1988.



INVESTMENT OBJECTIVES AND POLICIES

         The Fund's investment objectives are to seek to achieve a high level of total return with relative stability of principal and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury ("U.S. Treasury Securities"). The Fund's investment objectives and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This SAI also describes other investment practices in which the Fund may engage.


         Except as specifically identified under "Investment Restrictions, " the investment policies described in these documents are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares"). The Fund's investment objectives are fundamental, however, and may not be changed without such a vote.

STRIPS


         The Fund may purchase STRIPS, which are U.S. Treasury Securities (as defined below) that do not pay interest currently but which are purchased at a discount and are payable in full at maturity. As with other debt securities, the value of STRIPS varies inversely with changes in interest rates. These price fluctuations may be greater with STRIPS than with other types of debt securities.

REPURCHASE AGREEMENTS

         The Fund may agree to purchase U.S. Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The seller of these repurchase agreements provides collateral, which is held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's investment advisor (the "Advisor"). The list of approved banks and broker-dealers will be monitored regularly by the Advisor. The collateral is marked to the market daily and has a market value including accrued interest equal to at least 102% of the cost of the repurchase agreement. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

WHEN-ISSUED SECURITIES

         The Fund may make purchases of U.S. Treasury Securities, at the current market value of the securities, on a when-issued basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the time of the U.S. Treasury auction date therefore determining the price to be paid by the Fund, but delivery and payment will take place after the date of the commitment. A segregated account of the Fund, consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or U.S. Treasury Securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the Fund during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.

INVESTMENT RESTRICTIONS

         The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

1. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

2. Invest 25% or more of the value of its total assets in any one industry (U.S. Treasury Securities are not considered to represent an industry);

3. Invest more than 5% of its total assets in the securities of any single issuer (the U.S. government is not considered an issuer for this purpose);

4. Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the voting securities of such issuer;

5.       Invest in real estate or mortgages on real estate;

6. Purchase or sell commodities or commodities contracts or futures contracts;

7. Act as an underwriter of securities within the meaning of the Federal securities laws;

8.       Issue senior securities;

9. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements in accordance with its investment objectives and policies;

10.      Effect short sales of securities;

11. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

12. Purchase participations or other interests in oil, gas or other mineral exploration or development programs;

13. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

14. Invest in shares of any other investment company registered under the 1940 Act;

15. Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or Director of the Fund or its Advisor owns beneficially more than 0.5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

16. Invest in companies for the purpose of exercising management or control;

17.      Invest in puts or calls or any combination thereof;

18. Purchase warrants, if by reason of such purchase more than 5% of its net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations.

         The following investment restriction may be changed by a vote of the majority of the Fund's Board of Directors (the "Board"). The Fund will not:

1. Invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements with remaining maturities in excess of seven days.


VALUATION OF SHARES AND REDEMPTIONS

VALUATION


         The net asset value per Share is determined daily as of the close of the New York Stock Exchange each day on which the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). The NYSE is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The Fund or its agents will accept purchase and sale orders even if the NYSE is closed, provided that the "Fed wire" is open, the Treasury market is open and the Fund's management believes there is adequate liquidity. You should contact your agent to insure that your service agent can process all transactions in a timely fashion.

         The Fund may not accept exchanges from other funds unless the NYSE is open.


         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other investors.

REDEMPTIONS

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation" and such valuation will be made as of the same time the redemption price is determined.

         The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

ANTI-MONEY LAUNDERING PROGRAM

         Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. You are urged to consult with your tax advisor with specific reference to your tax situation, including your state and local tax liabilities.


         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


QUALIFICATION AS REGULATED INVESTMENT COMPANY


         The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business.


         In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

         The Fund may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

         Although the Fund intends to distribute substantially all of its investment company taxable income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

FUND DISTRIBUTIONS

         Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether you receive such distributions in cash or you reinvest them in Shares to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will
(1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.

         If the net asset value at the time you purchase shares of the Fund reflects undistributed investment company taxable income, realized capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

         If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

         Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed for tax purposes to have been received by you and paid by the Fund on December 31st of such calendar year if such dividends are actually paid in January of the following year.

         The Fund will provide you with an annual statement as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received reduction.

SALE, EXCHANGE OR REDEMPTION OF FUND SHARES

         Generally, any gain or loss on the sale, exchange or redemption of a share of the Fund will be a capital gain or loss that will be long-term if you have held the Share for more than twelve months and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of shares held for six months or less as a long-term capital loss to the extent of the amount of any prior capital gains distribution you received with respect to such share (or any undistributed net capital gains of a Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

         If you (1) incur a sales load in acquiring shares of the Fund, (2) dispose of such shares less than 91 days after they are acquired and (3) subsequently acquire shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

         In certain cases, the Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at an applicable rate on any distributions paid to you if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service, or (3) have failed to certify to the Fund that you are not subject to backup withholding.

FEDERAL EXCISE TAX


         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year, 98% of its capital gain net income (the excess of short- and long- term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year, and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% federal excise tax on undistributed amounts not meeting the 98% threshold. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

         Depending upon state and local law, distributions by the Fund and the ownership of shares may be subject to state and local taxes. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.


MANAGEMENT OF THE FUND

         The overall business and affairs of the Fund are managed by its Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, administrator, distributor, custodian and transfer agent. The Board and the executive officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. The day-to-day operations of the Fund are delegated to the Fund's executive officers, the Advisor, the Distributor and the Fund's administrator. A majority of the directors of the Fund have no affiliation with the Advisor, the Distributor or the Fund's administrator. Each Director holds office until he resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

DIRECTORS AND OFFICERS

         The following information is provided for each Director and Officer of the Fund as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director"). Information for each Non-Independent Director (an "Interested Director") follows. Unless otherwise indicated, the address of each Director and executive officer is 535 Madison Avenue, 30th Floor, New York, New York 10022.


                                                                                       NUMBER OF
                                                                                       FUNDS IN FUND
NAME, DATE OF                                                                          COMPLEX
BIRTH AND                             LENGTH                                           OVERSEEN BY
ADDRESS           POSITION            OF TIME    PRINCIPAL OCCUPATION(S)               DIRECTOR        OTHER DIRECTORSHIPS
                  WITH THE FUND       SERVED     DURING THE PAST FIVE YEARS                            HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Joseph R.         Director;           since      Private Equity Investor (1997 to           4         Director, Corvis
Hardiman          Chairman,           1998       present).                                            Corporation, (optical
5/27/37           Compensation                                                                        networks); The Nevis
                  Committee;                                                                          Fund (registered
                  Member, Audit and                                                                   investment company),
                  Compliance                                                                          Brown Investment
                  Committee, and                                                                      Advisory & Trust
                  Nominating                                                                          Company; and 65 funds
                  Committee                                                                           in the Scudder family
                                                                                                      of funds (registered
                                                                                                      investment companies)
----------------- ------------------- ---------- ------------------------------------ --------------- ------------------------
W. Murray         Director;           since      Principal, CM Coastal Development,         4         None
Jacques           Chairman,           2002       LLC (real estate development)
03/28/36          Nominating                     (2002 to present);  President, WMJ
                  Committee;                     Consulting, LLC (real estate
                  Member, Audit and              investment management company)
                  Compliance                     (1999 to present); Chairman, Saint
                  Committee, and                 David's School (2002 to present).
                  Compensation                   Formerly, Chairman and Chief
                  Committee                      Executive Officer, VIB Management,
                                                 Inc. (asset management company)
                                                 (1994 to 1999).
----------------- ------------------- ---------- ------------------------------------ --------------- ------------------------
Louis E. Levy     Director;           since      Director, Household International          4         Director, 48 funds in
11/16/32          Chairman, Audit     1994       (banking and finance) (1992 to                       the Scudder family of
                  and Compliance                 present).                                            funds (registered
                  Committee;                                                                          investment companies)
                  Member,
                  Nominating
                  Committee, and
                  Compensation
                  Committee
----------------- ------------------- ---------- ------------------------------------ --------------- ------------------------


                                       9


------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------

Edward S. Hyman   Director              since    Chairman, International Strategy &         4                  none
4/8/45(1)                               1988     Investment, Inc. (registered
                                                 investment advisor) (1991 to
                                                 present); Chairman and President,
                                                 International Strategy &
                                                 Investment Group, Inc. (registered
                                                 broker-dealer) (1991 to present).

----------------- ------------------- ---------- ------------------------------------ --------------- ------------------------
OFFICERS
----------------- ------------------- -------------- -------------------------------------------------------------------------

R. Alan Medaugh   President            since     President, International Strategy & Investment, Inc. (registered
8/20/43                                1992      investment advisor) (1991 to present).  Director,
                                                 International Strategy & Investment Group, Inc. (registered broker-dealer) (1991 to present).


----------------- ------------------- -------------- -------------------------------------------------------------------------

Nancy Lazar,      Vice President       since     Executive Vice President, Assistant Treasurer, and Secretary of
(8/1/57)                               1992      International Strategy & Investment, Inc. (registered investment advisor) (1991 to present);  Executive Vice President, Assistant Treasurer and Secretary of International Strategy & Investment Group, Inc. (registered broker-dealer) (1991 to present).


----------------- ------------------- -------------- -------------------------------------------------------------------------

Carrie L. Butler  Vice President       since     Managing Director, International Strategy & Investment, Inc.
5/1/67                                 1992      (registered investment advisor) (2000 to present).  Formerly, Assistant
                                                 Vice President, International Strategy & Investment, Inc. (registered investment advisor) (1991 to 2000).

----------------- ------------------- -------------- -------------------------------------------------------------------------

Edward J.         Vice President       since     President, EJV Financial Services, LLC (consulting and compliance
Veilleux                               1992      services firm); Officer of various investment companies for which EJV
8/26/43                                          Financial Services provides consulting and compliance services.
5 Brook Farm                                     Formerly, Trustee, Devcap Trust (registered investment company) (2000
Court Hunt                                       to 2003); Director, Deutsche Asset Management  (formerly B.T. Alex
Valley, MD                                       Brown, Inc.)  (October 1965 to May 2002); Executive Vice President,
21030                                            Investment Company Capital Corp. (May 1987 to May 2002).


----------------- ------------------- -------------- -------------------------------------------------------------------------

Stephen V.        Vice                since 2002  Executive Managing Director and Chief Financial Officer, International
Killorin          President,          (Chief      Strategy & Investment, Inc. (registered investment advisor) (2000 to
6/27/53           Treasurer,          Compliance  present); Executive Managing Director and Chief Financial Officer,
                  Chief               Officer     International Strategy & Investment Group, Inc. (registered broker-dealer)
                  Compliance          since       (December 2000 to present).  Formerly, Controller, Sanford C. Bernstein &
                  Officer,            September   Co., Inc. (registered investment advisor) (November 1999 to December 2000)
                  and Chief           2004)       and Managing Director, Deutsche Bank (May 1994 to November 1999).
                  Financial           and Chief
                  Officer             Financial
                                      Officer
                                      since
                                      December
                                      2004).


----------------- ------------------- -------------- -------------------------------------------------------------------------

Margaret M.       Secretary          since 2004    Managing Director, International Strategy & Investment, Inc. (registered
Beeler                                             investment advisor) (July 2004 to present).  Formerly, Associate Managing
3/1/67                                             Director (2000 - July 2004) and Assistant Vice President (1996 to 2000),
                                                   International Strategy & Investment, Inc. (registered investment advisor);
                                                   Marketing Representative, US Healthcare, Inc. (1995 to 1996); Sales Manager,
                                                   Donna Maione, Inc. (clothing manufacturer) (1994 to 1995) and Deborah Wiley
                                                   California (clothing manufacturer) (1989 to 1994).


----------------- ------------------- -------------- -------------------------------------------------------------------------

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies advised by ISI or its affiliates. There are currently four funds in the ISI Family of Funds (the "Fund Complex").

--------
1 Considered to be an interested person, as defined by the 1940 Act, because of his employment with the Advisor and the Distributor.

DIRECTOR OWNERSHIP IN THE FUND(S)



------------------------------- ----------------------------- -----------------------------------------------

                                DOLLAR RANGE OF BENEFICIAL    AGGREGATE DOLLAR RANGE OF OWNERSHIP AS OF
                                OWNERSHIP IN THE FUND(1)(2)   OCTOBER 31, 2004 IN ALL FUNDS OVERSEEN BY
DIRECTOR                                                      DIRECTOR IN THE FUND COMPLEX(1)(2)

-------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------- ----------------------------- -----------------------------------------------
Joseph R. Hardiman
------------------------------- ----------------------------- -----------------------------------------------
W. Murray Jacques
------------------------------- ----------------------------- -----------------------------------------------
Louis E. Levy
-------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------
Edward S. Hyman
------------------------------- ----------------------------- -----------------------------------------------

1. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include securities in which the director has a direct or indirect pecuniary interest, with certain exceptions, and securities with respect to which the director can exert voting power or has authority to sell.

2. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
over $100,000. The Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

OWNERSHIP OF SECURITIES OF THE ADVISOR AND RELATED COMPANIES


         As reported to the Fund, as of December 31, 2004 no Independent Director or any of his immediate family members owned beneficially or of record securities of the Advisor, the Distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or Distributor.



COMPENSATION OF DIRECTORS AND OFFICERS

         Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisor or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his services, each Independent Director receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he serves as Director. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.


         The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund, and the Fund Complex, respectively, in the fiscal year ended October 31, 2004.


                               COMPENSATION TABLE

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                TOTAL COMPENSATION FROM THE FUND AND
                                         AGGREGATE COMPENSATION FROM THE FUND   FUND COMPLEX PAYABLE TO DIRECTORS
DIRECTOR                                 PAYABLE TO DIRECTORS
---------------------------------------- -------------------------------------- --------------------------------------
Edward S. Hyman*                                          $0                    $0
---------------------------------------- -------------------------------------- --------------------------------------
Joseph R. Hardiman                                         $                    $ for service on 4
                                                                                Boards in the Fund Complex
---------------------------------------- -------------------------------------- --------------------------------------
W. Murray Jacques                                          $                    $ for service on 4
                                                                                Boards in the Fund Complex
---------------------------------------- -------------------------------------- --------------------------------------
Louis E. Levy                                              $                    $ for service on 4
                                                                                Boards in the Fund Complex
---------------------------------------- -------------------------------------- --------------------------------------

---------------------
* A Director who is an "interested person" as defined in the 1940 Act.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS


         The Board met four times during the fiscal year ended October 31, 2004 and each director attended 100% of the meetings of the Board and meetings of the committees of the Board on which such director served.

         The Fund has an Audit Committee consisting of Messrs. Levy, Hardiman and Jacques. All of the members of the Audit Committee are `independent' as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended October 31, 2004, the Audit Committee met four times. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants.

         The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Committee will not consider nominees for Independent Directors received from security holders. The Committee did not meet during the fiscal year ended October 31, 2004.

         The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. During the fiscal year ended October 31, 2004, the Committee did not meet once.


CODE OF ETHICS

         The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the requirements of the Codes of Ethics of the Fund's advisor and distributor as described below.

         The Fund's advisor, International Strategy & Investment, Inc. ("ISI" or the "Advisor"), and the Fund's distributor, ISI Group, Inc., have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes permit access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, these Codes also provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. These Codes prohibit short-term trading profits and personal investment in initial public offerings. These Codes require prior approval with respect to purchases of securities in private placements.

         The Codes of Ethics are on public file with, and are available from, the SEC.


INVESTMENT ADVISORY AND OTHER SERVICES


INFORMATION CONCERNING INVESTMENT ADVISORY SERVICES


         ISI serves as the Fund's investment advisor pursuant to an investment advisory agreement dated as of April 1, 1991 (the "Advisory Agreement").


         ISI is a registered investment advisor that was formed in January 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. ISI is also the investment advisor to Managed Municipal Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc., each an open-end management investment company. These funds, along with the Fund, had approximately $___ million of net assets as of December 31, 2004.


         Under the Advisory Agreement, the Advisor: (a) formulates and implements continuing programs for the purchases and sales of securities, (b) determines what securities (and in what proportion) shall be represented in the Fund's portfolio, (c) provides the Board with regular financial reports and analyses with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (d) obtains and evaluates economic, statistical and financial information pertinent to the Fund, (e) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. Any investment program undertaken by the Advisor will at all times be subject to the policies and control of the Board. The Advisor will not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         Pursuant to the terms of the Advisory Agreement, as compensation for its services, the Advisor receives an annual fee, paid monthly, of a percentage of the average daily net assets of the Fund, which varies as follows:

        AVERAGE DAILY NET ASSETS                                 INCREMENTAL ADVISORY FEE
                                                       (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
        Less than $100,000,000                                             0.20%
        $100,000,001 - $200,000,000                                        0.18%
        $200,000,001 - $300,000,000                                        0.16%
        $300,000,001 - $500,000,000                                        0.14%
        $500,000,001 and over                                              0.12%

In addition, the Fund pays the Advisor 1.50% of the Fund's gross interest income.

         Advisory fees paid by the Fund to ISI for the last three fiscal years were as follows:

                         FISCAL YEARS ENDED OCTOBER 31,

               2004                       2003                      2002
               ----                       ----                      ----
                                        $579,444                  $621,999


         The Advisory Agreement will continue in effect from year to year if such continuance is specifically approved (a) at least annually by the Board or by a vote of a majority of the outstanding Shares and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. The Fund or the Advisor may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment.


The Investment Advisory Agreement was most recently approved by the Board of Directors on September 24, 2003. In approving the Investment Advisory Agreement, the Board of Directors, including the Independent Directors, noted that the Advisor is the investment adviser to three other funds in the ISI Fund Complex, ISI Strategy Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. As part of its evaluation, the Board considered the nature, quality and scope of the services provided by the Advisor; the performance, fees and expenses of the Fund compared to other similar investment companies; the Advisor's expenses in providing the services; the profitability of the Advisor and its affiliated companies and other benefits they derive from their relationship with the Fund. The Independent Directors noted their confidence in the capability and integrity of the senior management and staff of the Advisor and the financial strength of the Advisor and its affiliated companies. In evaluating the reasonableness of the management fee, the Independent Directors noted that the Fund's total expense ratio was lower than its peer group average. The Directors considered the fact that Morningstar rated the Fund a three (out of five) star fund. They also considered the performance of the Fund relative to its peer group and noted that the Fund's performance for the quarter, 3-year, 5-year and 10 year periods ended July 31, 2004 was better than its peer group average and that the Fund outperformed its peer group since its inception for the period ended July 31, 2004. The Independent Directors weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Directors, including all of the Independent Directors, determined, in the exercise of its business judgment, that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.



ADMINISTRATION

         Forum Administrative Services, LLC ("FAdS") is the administrator of the Fund. As administrator, pursuant to an agreement with the Fund, FAdS is responsible for providing administrative services to the Fund, providing the Fund with general office facilities and providing persons satisfactory to the Board to serve as officers of the Fund.


         For its services, FAdS receives an annual fee from the Fund equal to 0.05% of the total average daily net assets of the funds in the Fund Complex up to $750 million in assets, and 0.03% of the total average daily net assets of the funds in the Fund Complex in excess of $750 million. These fees are allocated among the funds in the Fund Complex in proportion to their relative net assets. FAdS receives a minimum fee of $3,000 per month from the Fund. The fees are accrued daily by the Fund and are paid monthly for services performed under the agreement during the prior calendar month. Administration fees paid by the Fund to FAdS for the fiscal years ended October 31, 2004 and October 31, 2003 and the period May 27, 2002 to October 31, 2002 were as follows:



            FOR THE FISCAL YEARS ENDED OCTOBER 31,              MAY 27, 2002 TO

                                                             OCTOBER  31, 2002
                                                             -----------------

                2004               2003
                ----               ----

                                 $125,107                          $54,556


         FAdS' agreement is terminable without penalty by the Board or by FAdS on 60 days' written notice. Under the agreement, FAdS is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect FAdS from any liability by reason of bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

         Prior to May 27, 2002, Investment Company Capital Corp. ("ICCC") provided administration services to the Fund. As compensation for such services, ICCC was entitled to receive from the Fund Complex a fee based on the combined assets in the Fund Complex at the following annual rates: 0.20% of the first 75 million, 0.15% of the next $75 million, .10% of the next $75 million, 0.05% of the next $275 million and 0.03% of the amount over $500 million. ICCC's fee was allocated among the funds in the Fund Complex according to their relative net assets.


         Administration fees paid by the Fund to ICCC for the period November 1, 2001 to May 26, 2002 were $122,177.

DISTRIBUTION OF FUND SHARES

DISTRIBUTION AGREEMENT AND PLAN


         International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") serves as distributor for the Shares pursuant to a Distribution Agreement effective April 1, 1997 ("Distribution Agreement"). The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of the Advisor.


         The Distribution Agreement provides that ISI Group, on behalf of the Fund, will (i) solicit and receive orders for the purchase of Shares (ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Board for its review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Board; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares.

         ISI Group has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.


         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The ISI Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the plan or in agreements related to the plan. The votes must be cast in person at a meeting specifically called for such purpose. The Distribution Agreement, including the form of Agency Distribution Agreement (as described below), was most recently approved by the Board, including a majority of the Independent Directors, on September 24, 2004.


         ISI Group has entered into sub-distribution agreements ("Agency Distribution Agreements") with certain broker-dealers ("Participating Dealers") under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Agency Distribution Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as certain banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Fund's advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this SAI in conjunction with any such institution's fee schedule. State securities laws may require banks and financial institutions to register as dealers.

         As compensation for providing distribution and related administrative services as described above, the Fund will pay ISI Group, on a monthly basis, an annual fee, equal to 0.25% of the average daily net assets of Shares. The Distributor expects to allocate up to all of its fees to Participating Dealers and Shareholder Servicing Agents.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Distributor received fees in the following amounts:

                     FOR THE FISCAL YEARS ENDED OCTOBER 31,

           2004                        2003                        2002
           ----                        ----                        ----
                                     $625,517                    $535,449


         Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged.


         Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Shares (the "Plan"). Under the Plan, the Fund pays a fee to ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents. The Plan will remain in effect from year to year thereafter as specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Board, including a majority of the Independent Directors on September 24, 2004.

         In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Shares. The Plan may be terminated at any time without penalty, by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares.

         During the continuance of the Plan, the Board will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to Participating Dealers pursuant to any Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group, as appropriate, with respect to shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Shares is less than 0.25% of such Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the Distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the Plans in the last three fiscal years, the Distributor, paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

RECEIPT AND RETENTION OF COMMISSIONS

         For the last three fiscal years, the Distributor received the following commissions or contingent deferred sales charges and from such commissions or sales charges, the Distributor retained the following amounts:

                         FISCAL YEARS ENDED OCTOBER 31,

          2004                          2003                        2002
          ----                          ----                        ----
    RECEIVED   RETAINED         RECEIVED   RETAINED          RECEIVED   RETAINED
                                 $287,619    $25,988         $440,000   $40,000

EXPENSES BORNE BY THE FUND

         Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares; all costs and expenses in connection with the maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and Independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the shares; fees and expenses of legal counsel or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, Forum or ISI Group.

         The address of ISI Group is 535 Madison Avenue, 30th Floor, New York, New York 10022.

PORTFOLIO HOLDINGS

         The Fund's portfolio holdings are disclosed to the public 60 days after each fiscal quarter end through filings of SEC Form N-CSR or Form N-Q. The Fund reserves the right to adopt a policy that prohibits disclosure of portfolio holdings until after quarterly filing dates or until after holdings have been made available through a shareholder mailing or posting to a Fund web site as of an earlier date.

         FAdS may report portfolio holdings on behalf of the Fund to survey companies or other parties as directed by an authorized officer of the Fund. Such reports are distributed no earier than 60 days after the Fund's fiscal quarter end unless specific instructions to report on an earlier date are provided by an authorized officer of the Fund.

         The Fund's Chief Compliance Officer oversees the disclosure of portfolio holdings and provides an annual report regarding this disclosure to the Board.

BROKERAGE

         The Advisor is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.

         Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to broker-dealers serving as market makers usually includes a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter.

         The Advisor's primary consideration in effecting securities transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, the Advisor may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which the Advisor deems to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisor with clients other than the Fund. Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund.

         No specific value can be determined for research and statistical services furnished without cost to the Advisor by a broker-dealer. The Advisor is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Advisor's investment advice. In over-the-counter transactions, the Advisor will not pay any commission or other remuneration for research services. The Advisor's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisor's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Board, the Advisor is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions does not apply to transactions effected on a principal basis.

         Subject to the above considerations, the Board has authorized the Fund to effect portfolio transactions through affiliates of the Advisor. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid affiliates of the Advisor must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board and requires the Advisor to furnish reports and to maintain records in connection with such reviews.

         The Advisor manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. The Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         For the past three fiscal years the Fund paid no brokerage commissions.

         The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

REGULAR BROKER DEALER          TYPE OF SECURITY           VALUE HELD


CAPITAL SHARES

         Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and class: ISI Total Return U.S. Treasury Fund Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series will vote separately. Any such series will be a separately managed portfolio and shareholders of each series or class will have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board. In such event, the remaining holders cannot elect any members of the Board.

         The Fund's By-Laws provide that any director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors.

A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding shares of the Fund entitled to vote at such meeting.

         There are no preemptive, conversion or exchange rights applicable to any of the shares. The Fund's issued and outstanding shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this SAI, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.


SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


         The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675 ("Northern Trust") is custodian of the Fund's investments. As custodian, Northern Trust safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments.

         For its services, Northern Trust receives a fee that is structured in three components. It receives a base fee of $2,500, an asset based fee of 0.0035% of the market value of the Fund's assets held in custody, and a fee for each Fund transaction which varies from $4 to $10, depending upon the type of transaction.

         Forum Shareholder Services, LLC (the "Transfer Agent") is the Fund's transfer agent. As transfer agent and distribution paying agent, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

         For its services, the Fund pays the Transfer Agent a base fee of $1,000 per month for each share class of the Fund plus certain shareholder account and Internet related fees. Such fees are paid monthly for services performed during the prior calendar month.

         The Transfer Agent's agreement is terminable without penalty by the Board or by the Transfer Agent on 60 days' written notice. Under the agreement, the Transfer Agent is liable only for loss or damage due to errors caused by bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

         Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. These services include calculating the net asset value ("NAV") per share of the Fund and preparing the Fund's financial statements and tax returns.

         For its services, the Fund pays FAcS a base fee of $4,167 per month plus 0.0025% of the Fund's daily net assets. The fees are paid monthly for services performed during the prior calendar month.


         As compensation for providing accounting services for the fiscal years ended October 31, 2004 and October 31, 2003, FAcS received fees of $_______ and $56,001, respectively. For the period May 27, 2002 through October 31, 2002, FAcS received fees of $24,237.


         FAcS' agreement is terminable without penalty by the Board or by FAcS on 60 days' written notice. Under the agreement, FAcS is liable only for loss or damage due to errors caused by bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

         Prior to May 27, 2002, ICCC provided accounting services to the Fund. As compensation for these services, the Fund paid ICCC an annual fee, calculated daily and paid monthly, as shown below.

AVERAGE DAILY NET ASSETS                INCREMENTAL FEE

0 - $10,000,000   $13,000 (fixed fee)
$10,000,000 - $20,000,000               0.100%
$20,000,000 - $30,000,000               0.080%
$30,000,000 - $40,000,000               0.060%
$40,000,000 - $50,000,000               0.050%
$50,000,000 - $60,000,000               0.040%
$60,000,000 - $70,000,000               0.030%
$70,000,000 - $100,000,000              0.020%
$100,000,000 - $500,000,000             0.015%
$500,000,000 - $1,000,000,000           0.005%
over $1,000,000,000                     0.001%

         In addition, the Fund reimbursed ICCC for certain out-of-pocket expenses incurred in connection with ICCC's provision of accounting services. As compensation for providing accounting services for the period November 1, 2001 through May 26, 2002, ICCC received fees of $44,220.


INDEPENDENT AUDITORS


         The annual financial statements of the Fund are audited by the Fund's independent auditors, ______________, located at __________________________.


LEGAL MATTERS

         Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         To Fund management's knowledge, as of February __, 2004, no shareholder owned beneficially or of record 5% or more of the total outstanding Shares of the Fund.

         In addition, to Fund management's knowledge, as of February ___, 2004, Directors and officers as a group owned less than 1% of total outstanding Shares of the Fund.


TURNOVER RATE

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.


         The following table reflects the Fund's portfolio turnover rates during the last three fiscal years:

                     FOR THE FISCAL YEARS ENDED OCTOBER 31,
              2004                   2003                 2002
              ----                   ----                 ----
                                     125%                 129%



FINANCIAL STATEMENTS


         The financial statements for the Fund for the period ended October 31, 2004, are incorporated herein by reference to the Fund's Annual Report dated October 31, 2004.

                                     PART C.
                                OTHER INFORMATION


ITEM 22. EXHIBITS


(a) (1) Articles of Incorporation incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

     (2) Articles of Amendment to Articles of Incorporation dated April 9, 2001 (Exhibit incorporated by reference as filed as Exhibit (a)(2) in post-effective amendment No. 21 via EDGAR on February 28, 2003, accession number 0001004402-03-000161).

     (3) Articles Supplementary to Registrant's Articles of Incorporation dated December 18, 1991 incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

     (4) Articles Supplementary to Registrant's Articles of Incorporation dated December 15, 1993 incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

     (5) Articles Supplementary to Registrant's Articles of Incorporation dated December 31, 1994 incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

     (6) Articles Supplementary to Registrant's Articles of Incorporation dated October 23, 1998, incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-002534) on December 30, 1998.

(b) By-Laws, as amended through December 18, 2002 (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 21 via EDGAR on February 28, 2003, accession number 0001004402-03-000161).

(c)


     (1) Specimen Certificate of Common Stock, $.001 par value with respect to the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit (1)(Articles of Incorporation) as amended to date, to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996, and Exhibit 2 (By-Laws) as
         amended to date, to Post-Effective Amendment No. 15 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000364) on February 26, 1997.

(d) Investment Advisory Agreement dated April 1, 1991 between Registrant and International Strategy & Investment Inc. incorporated by reference to Exhibit (5) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

(e) (1) Distribution Agreement dated as of April 1, 1997 between Registrant and International Strategy & Investment Group Inc, with respect to the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit (6)(d) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000481) on February 26, 1998.

     (2) Distribution Agreement between International Strategy & Investment Group Inc. and Participating Dealers with respect to the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit
          (6)(e) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000481) on February 26, 1998.

     (3) Shareholder Servicing Agreement for the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit (6)(f) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000481) on February 26, 1998.

(f)      None.

(g) Form of Custody Agreement dated May __, 2002, between Registrant and The Northern Trust Company (Exhibit incorporated by reference as filed as Exhibit (g) in post-effective amendment No. 21 via EDGAR on February 28, 2003, accession number 0001004402-03-000161).


(h) (1) Amended and Restated Administration Agreement between Registrant and Forum Administration Services, LLC (Exhibit filed herewith).

     (2) Amended and Restated Transfer Agency Agreement between Registrant and Forum Shareholder Services, LLC (Exhibit filed herewith).

     (3) Amended and Restated Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC (Exhibit filed herewith).


(i) (1) Opinion of Counsel dated February 10, 2000, incorporated by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR on February 29, 2000.

     (2)  Consent of Counsel (Exhibit filed herewith).


(j)       None.


(k)       None.

(l) Subscription Agreements between Registrant and Investors incorporated by reference to Exhibit (13) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

(m) (1) Distribution Plan for the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit (15)(b) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

     (2) Amended Distribution Plan for the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit (15)(e) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000481) on February 26, 1998.


(n) (1) Rule 18f-3 Plan incorporated by reference to Exhibit (18)(a) to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000163) on March 26, 1996.


     (2) Amended Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-002534) on December 30, 1998.


(o)       Reserved.

(p)  (1)  ISI Funds Consolidated Code of Ethics (Exhibit filed herewith).

     (2) International Strategy & Investment, Inc, Code of Ethics (Exhibit filed herewith).

     (3) International Strategy & Investment Group, Inc. Consolidated Code of Ethics (Exhibit filed herewith).



Other Exhibits:


(A)  Powers of Attorney  (Exhibit  incorporated by reference as filed as Exhibit
     (q) in post-effective amendment No. 20 via EDGAR on February 27, 2002, accession number 0000950116-02-000292(Hyman, Hardiman, Levy, Medaugh).


(B) Powers of Attorney for W. Murray Jacques (Exhibit incorporated by reference as filed as Other Exhibit in post-effective amendment No. 21 via EDGAR on February 28, 2003, accession number 0001004402-03-000161).


(C)  Power of Attorney for Stephen V. Killorin (Exhibit filed herewith).

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


None.


ITEM 24. INDEMNIFICATION.


Under the terms of the Fund's Articles of Incorporation, the Registrant may indemnify each of its Directors and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the corporation has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any such indemnified person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body except with respect to any matter as to which such person shall have been finally adjudicated in any such action, suit or other proceeding where
(a) the act or omission of the director was material to the cause of action adjudicated; the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; the director actually received an improper personal benefit in money, property, or services or in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful, or (b) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Termination of any proceeding by conviction or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment creates a rebuttable presumption that the director did not meet the standard of conduct. No such presumption results from the termination of any proceeding by judgment, order or settlement. Expenses, including counsel fees so incurred by any such person (but excluding amounts paid in satisfaction of judgment, in compromise or as fines or penalties), shall be paid from time to time by the Registrant in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay amounts so paid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under the Articles of Incorporation, provided, however, that such person shall have affirmed that he in good faith believes that he has met the standard of conduct necessary for indemnification and shall have provided a written undertaking to repay the amount if it is ultimately determined that the standard of conduct has not been met and either a majority of the Directors acting on the matter who are not parties to such action (provided that at least two of such Directors then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found entitled to indemnification under the Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.


ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

The following chart reflects the directors and officers of International Strategy & Investment Inc. ("ISI"), the Fund's investment advisor, including their business connections during the past two fiscal years, which are of a substantial nature. The address of ISI is 535 Madison Avenue, 30th Floor, New York, New York 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.


         Name                                 ISI Title                           Other Business Connection
         .................................... ................................... ...................................
         Edward S. Hyman, Jr.                 Chairman                            Chairman/President, International
                                                                                  Strategy & Investment Group, Inc.
                                                                                  (Fund distributor)
         .................................... ................................... ...................................
         R. Alan Medaugh                      President                           Director, International Strategy
                                                                                  & Investment Group, Inc. (Fund
                                                                                  distributor)
         .................................... ................................... ...................................
         Nancy Lazar                          Executive Vice President/Secretary  Executive Vice President.
                                                                                  Assistant Treasurer and
                                                                                  Secretary, International Strategy
                                                                                  & Investment Group, Inc. (Fund
                                                                                  distributor)
         .................................... ................................... ...................................
         Stephen V. Killorin                  Executive Managing Director/        Executive Managing Director/
                                              Chief Financial Officer             Chief Financial Officer,
                                                                                  International Strategy &
                                                                                  Investment Group, Inc. (Fund
                                                                                  distributor)

ITEM 26. PRINCIPAL UNDERWRITERS.

--------------------------------------------------------------------------------

INTERNATIONAL STRATEGY & INVESTMENT GROUP INC.

International Strategy & Investment Group Inc., the distributor for Total Return U.S. Treasury Fund Shares (a class of Total Return U.S. Treasury Fund, Inc.), also acts as distributor for ISI Managed Municipal Fund Shares (a class of Managed Municipal Fund, Inc.), ISI North American Government Bond Fund Shares (a class of North American Government Bond Fund, Inc.), and ISI Strategy Fund Shares (a class of ISI Strategy Fund, Inc.), registered open-end investment companies.


The following Directors and Officers of the Fund serve as Directors and Officers of the Fund's principal underwriter:

Names and Principal Business Address*             Position with Underwriter            Position with Registrant
............................................. .................................... ...................................
Edward S. Hyman                              Chairman and President               Chairman and Director
............................................. .................................... ...................................
R. Alan Medaugh                              Director                             President
............................................. .................................... ...................................
Nancy Lazar                                  Executive Vice President,            Vice President

                                             Assistant Treasurer, and Secretary
............................................. .................................... ...................................
Steve Killorin                               Executive Managing Director and      Vice President, Treasurer, Chief
                                             Chief Financial Officer              Compliance Officer and Chief
                                                                                  Financial Officer

......................................................................................................................
* 535 Madison Avenue, 30th Floor New York, New York 10022

(c) Not applicable.


ITEM 27. LOCATION OF ACCOUNTS AND RECORDS.


International Strategy & Investment Inc., 535 Madison Avenue, 30th Floor, New York, New York 10022, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's custodian, The Northern Trust Company, 50 LaSalle Street, Chicago, IL 60675, or by the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, all affiliates of Forum Financial Group, LLC, Two Portland Square, Portland, ME 04101 ("Forum").

In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and FAcS each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Northern Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.


ITEM 28.  MANAGEMENT SERVICES.


Not Applicable.


ITEM 29.  UNDERTAKINGS.


Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, and State of Maryland, on December 30, 2004.


                                        TOTAL RETURN U.S. TREASURY FUND, INC.

                                        By: */S/ EDWARD J. VEILLEUX
                                            -----------------------
                                            R. Alan Medaugh, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:


*/S/ EDWARD J. VEILLEUX             DECEMBER 30, 2004
-----------------------             -----------------

Edward S. Hyman            Date
Chairman and Director


*/S/ EDWARD J. VEILLEUX             DECEMBER 30, 2004
-----------------------             -----------------

Joseph R. Hardiman                  Date
Director


*/S/ EDWARD J. VEILLEUX             DECEMBER 30, 2004
-----------------------             -----------------
Louis E. Levy                       Date
Director

*/S/ EDWARD J. VEILLEUX             DECEMBER 30, 2004
-----------------------             -----------------

W. Murray Jacques                   Date
Director


*/S/ EDWARD J. VEILLEUX             DECEMBER 30, 2004
-----------------------             -----------------
R. Alan Medaugh                     Date
President

*/S/ EDWARD J. VEILLEUX             DECEMBER 30, 2004
-----------------------             -----------------
Stephen V. Killorin                 Date
Treasurer


By: /S/ EDWARD J. VEILLEUX
    ----------------------
Edward J. Veilleux
Attorney-In-Fact*

* By Power of Attorney

RESOLVED, that Edward J. Veilleux,  Stephen V. Killorin,  Margaret M. Beeler and
     Frederick Skillin are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of TOTAL RETURN U.S. TREASURY FUND, INC., MANAGED MUNICIPAL FUND, INC., NORTH AMERICAN GOVERNMENT BOND FUND, INC. and ISI STRATEGY FUND, INC. on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED, that Edward J. Veilleux,  Stephen V. Killorin,  Margaret M. Beeler and
     Frederick Skillin are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of TOTAL RETURN U.S. TREASURY FUND, INC., MANAGED MUNICIPAL FUND, INC., NORTH AMERICAN GOVERNMENT BOND FUND, INC. and ISI STRATEGY FUND INC. on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.

                                INDEX TO EXHIBITS


Item 22(h)(1) Amended and Restated Administration Agreement between Registrant and Forum Administrative Services, LLC.

Item 22(h)(2) Amended and Restated Transfer Agency Agreement between Registrant and Forum Shareholder Services, LLC

Item 22(h)(3) Amended and Restated Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC.

Item 22(i)(2)           Consent of Counsel.

Item 22(p)(1)           ISI Funds Consolidated Code of Ethics.

Item 22(p)(2) International Investment & Strategy, Inc. Consolidated Code of Ethics.

Item 22(p)(3)           International Strategy & Investment Group, Inc.
                        Consolidated Code of Ethics.

Item 22-Other Exhibits  Power of Attorney for Stephen V. Killorin.